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                                                                   EXHIBIT 32.2



                    CERTIFICATION OF VICE PRESIDENT FINANCE


Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Spectrum
Pharmaceuticals, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

                   (i) the accompanying amendment number one to the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                   (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  April 29, 2004                         /s/ SHYAM K. KUMARIA
                                               --------------------------------
                                               Shyam K. Kumaria
                                               Vice President Finance